SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2002

CYSIVE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27607	54-1698017
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

10780 Parkridge Blvd., Suite 400, Reston, VA	20191

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-259-2300

Not Applicable
(former name or former address if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 2:	Other Events

The Company’s Current Report on Form 8-K dated February 15, 2002 is hereby amended to clarify that the financial information set forth in Exhibit 99.1, attached thereto, was not accompanied by an audit report and is therefore considered unaudited.

Item 7:	Financial Statements, Pro Forma Financial Information and Exhibits

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

PRO FORMA FINANCIAL INFORMATION

Not applicable.

EXHIBITS

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYSIVE, INC. (Registrant)

By: /s/ John R. Lund John R. Lund Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Date: February 22, 2002